SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 27, 2007

CENTERLINE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(I.R.S. Employer Identification No.)

625 Madison Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 517-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The Freddie Mac Bond Exchange

On December 27, 2007, Centerline Holding Company (the “Registrant”) and certain of its affiliates (collectively, Centerline”) completed the securitization of Centerline’s $2.77 billion tax-exempt and $30 million taxable affordable housing bond portfolio (the “Bonds”) with the Federal Home Loan Mortgage Corporation (“Freddie Mac”) pursuant to Freddie Mac’s Tax-Exempt Bond Securitization program, also known as the “TEBS” program.  Centerline transferred the Bonds to Freddie Mac in exchange for several series of Class A and Class B tax-exempt certificates (collectively, the “Mortgage Certificates”) issued by Freddie Mac, which Mortgage Certificates represent a beneficial interest in the Bonds owned by Freddie Mac (the “Bond Transaction”).  The Registrant then (a) sold certain of the Class A Mortgage Certificates to a placement agent (see “Certificate Placement Agreement” below), which in turn transferred such Class A Mortgage Certificates to Freddie Mac; and (b) retained a high-yielding first-loss position (the “B-Piece”) represented by the Class B Mortgage Certificates.  The aggregate consideration received by Centerline for the Bonds was (a) cash in the amount of $2,283 million, of which $76 million has been deposited into escrow (see “Stabilization Guaranty, Escrow and Security Agreement” below); (b) Class A Mortgage Certificates with a face amount of $377.5 million; and (c) Class B Mortgage Certificates with a face amount of $140.0 million.  In addition, Centerline will remain the primary and special servicer of the Bond portfolio acquired by Freddie Mac.

For accounting purposes, approximately 90% of the securitization will be treated as a sale of Bonds to Freddie Mac.  Further disclosure regarding the exchange of the Bonds is reported below in Item 2.01, and the pro forma information in connection therewith is reported below under sections (a) and (b) of Item 9.01.

Following is a brief description of certain documents executed by Centerline on December 27, 2007 in connection with the Bond Transaction that are attached as exhibits to this Current Report on Form 8-K.

Bond Exchange Agreement.  Centerline exchanged the Bonds for several series of Class A and Class B Mortgage Certificates pursuant to a Bond Exchange Agreement between certain Centerline affiliates and Freddie Mac.  The Bond Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Bond Exchange Agreement is qualified in its entirety by reference to the full text of such agreement.

Reimbursement, Pledge and Security Agreement.  The Reimbursement, Pledge and Security Agreement (the “Reimbursement Agreement”) between an affiliate of the Registrant (the “Sponsor”) and Freddie Mac provides, among other things, that the Sponsor will reimburse Freddie Mac (subject to the limitations set forth in the Reimbursement Agreement) for (i) actual losses, if any, resulting from breaches of the Sponsor’s representations and warranties, subject to certain conditions set forth in the Reimbursement Agreement, (ii) subject to specified conditions set forth in the Reimbursement Agreement, actual losses, if any, with respect to two groups of specified Bonds and the purchase price of a specified bond with an unpaid principal balance of $15.2 million, (iii) certain losses arising from wrongful acts of Centerline, if any, with respect to which the Sponsor has agreed to indemnify Freddie Mac, and (iv) certain advances by Freddie Mac in its capacity as credit enhancer of the Mortgage Certificates.  The Reimbursement Agreement sets forth the circumstances in which the parties may or are required to release the Bonds underlying the Mortgage Certificates, and their respective obligations to fund payments due to the Class A Mortgage Certificate holders in the event of funding shortfalls relating to the release of Bonds.  In addition, the Reimbursement Agreement provides for a pledge by the Sponsor of the Class B Mortgage Certificates, the proceeds of such Mortgage Certificates and other collateral to Freddie Mac, and grants Freddie Mac a security interest in such collateral.  The Reimbursement Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  The foregoing description of the Reimbursement Agreement is qualified in its entirety by reference to the full text of such agreement.

Series Certificate Agreements.  The rights, preferences, tender option and disposition provisions, remarketing provisions and other terms of the Class A and Class B Mortgage Certificates are set forth in three Series Certificate Agreements.  Pursuant to the Series Certificate Agreements, Freddie Mac serves as administrator of the Mortgage Certificates.  As administrator, Freddie Mac will distribute interest and principal payments generated by the Bonds to the holders of the Mortgage Certificates in accordance with the distribution provisions of the Series

Certificate Agreements, and have such other rights, duties and obligations as are set forth in the Series Certificate Agreements.   Freddie Mac also serves as credit enhancer of the Mortgage Certificates pursuant to the Series Certificate Agreements, and as such guarantees the payment of principal of the Bonds and interest on the Class A Mortgage Certificates.  In addition, Freddie Mac serves as liquidity provider in respect of the tender and remarketing of the Mortgage Certificates pursuant to the tender option and remarking provisions of the Series Certificate Agreements.   In addition, the Series Certificate Agreements set forth the provisions pursuant to which distributions due to the Class B Mortgage Certificates are applied to reimburse Freddie Mac for credit advances and liquidity advances made by it in its capacity as credit enhancer and liquidity provider for the Class A Mortgage Certificates.  The Series Certificate Agreements also govern the termination of Freddie Mac’s obligations with respect to the Mortgage Certificates and the mandatory tender and termination of the Mortgage Certificates.  The Series Certificate Agreements (including the Standard Terms and Definitions incorporated therein) are attached hereto as Exhibits 10.3, 10.4 and 10.5 and are incorporated herein by reference.  The foregoing description of the Series Certificate Agreements is qualified in its entirety by reference to the full text of such agreements.

Limited Support Agreement.  Pursuant to the Limited Support Agreement between an affiliate of the Registrant (the “Agreement Provider”) and Freddie Mac, the Agreement Provider has guaranteed payment of the following:  (a) all amounts for which Sponsor is personally liable under Section 9.11(b) of the Reimbursement Agreement, which provides that the Sponsor will be personally liable to Freddie Mac for damages, losses and expenses arising from specified bad acts and breaches of specified representations and warranties set forth in the Reimbursement Agreement; (b) actual costs and expenses incurred by Freddie Mac in enforcing its rights under the Limited Support Agreement; and (c) the payment and performance of all obligations of the Sponsor pursuant to specified sections of the Reimbursement Agreement.  The Limited Support Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.  The foregoing description of the Limited Support Agreement is qualified in its entirety by reference to the full text of such agreement.

Parent Limited Support Agreement.  Pursuant to the Limited Support Agreement between the Registrant and Freddie Mac (the “Parent Limited Support Agreement”), the Registrant has guaranteed the obligations of the Sponsor pursuant to Section 3.12(b) of the Reimbursement Agreement, which section requires the Sponsor to (a) indemnify Freddie Mac with respect to damages arising from specified mortgaged properties financed by two groups of Bonds until the release of such obligations on the conditions set forth in the Reimbursement Agreement and (b) repurchase a specified Bond with an unpaid principal balance of $15.2 million if specified deliveries are not timely made.  The Parent Limited Support Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.  The foregoing description of the Parent Limited Support Agreement is qualified in its entirety by reference to the full text of such agreement.

Stabilization Guaranty, Escrow and Security Agreement.  Pursuant to the Stabilization Guaranty, Escrow and Security Agreement (the “Stabilization Escrow Agreement”) between an affiliate of the Registrant (the “Stabilization Guarantor”) and Freddie Mac, the Stabilization Guarantor has agreed to deposit up to a cumulative amount of $126.0 million in an escrow account, $76 million of which has been deposited and the balance of which will be deposited in increments in the future from the sources and subject to conditions set forth in the Stabilization Escrow Agreement.  The Stabilization Escrow Agreement further provides that Freddie Mac may disburse funds from the escrow account (a) to pay for any losses incurred by Freddie Mac in respect of non-stabilized mortgaged properties; (b) to fund the purchase price of any non-stabilized Bond that has been released from the underlying series pools at Freddie Mac’s election because such Bond has not achieved stabilization by a specified date; and (c) to reimburse Freddie Mac (i) for other advances made by Freddie Mac with respect to non-stabilized Bonds in the series pools or (ii) for any cost or expense that Freddie Mac incurs due to misrepresentations by the Sponsor regarding non-stabilized mortgaged properties and/or Bonds which financed them.  The Stabilization Escrow Agreement also provides that escrowed funds will be released in stages to an affiliate of the Registrant as non-stabilized mortgaged properties achieve benchmarks specified in the Stabilization Escrow Agreement.  The Stabilization Escrow Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.  The foregoing description of the Stabilization Escrow Agreement is qualified in its entirety by reference to the full text of such agreement.

Stabilization Limited Support Agreement.  Pursuant to the Stabilization Limited Support Agreement between the Registrant and Freddie Mac, the Registrant has guaranteed the payment and performance of the obligations of the Stabilization Guarantor pursuant to the Stabilization Escrow Agreement (other than the obligation to deposit the initial escrow amount of $76 million), and has agreed to pay Freddie Mac’s actual costs and expenses incurred in enforcing the Stabilization Escrow Agreement.  The obligations of the Registrant under the Stabilization Limited Support Agreement terminate when the escrow is fully funded.  The Stabilization Limited Support Agreement is attached hereto as Exhibit 10.9 and is incorporated herein by reference.  The foregoing description of the Stabilization Limited Support Agreement is qualified in its entirety by reference to the full text of such agreement.

Certificate Placement Agreement.  Pursuant to a Certificate Placement Agreement among Morgan Stanley & Co. (the “Placement Agent”), the Registrant and Freddie Mac, the Placement Agent acquired specified Class A Mortgage Certificates for an aggregate purchase price of $2,283 million, which Mortgage Certificates were in turn purchased by Freddie Mac.  The Certificate Placement Agreement is attached hereto as Exhibit 10.10 and is incorporated herein by reference.  The foregoing description of the Certificate Placement Agreement is qualified in its entirety by reference to the full text of such agreement.

The Credit Agreement

On December 27, 2007, the Registrant and Centerline Capital Group (together with the Registrant, the “Borrowers”) entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”) with the Guarantors listed on Schedule 1 thereto (the “Guarantors”), the Lenders named therein, Bank of America, N.A., as agent, Bank of America, N.A., as issuing bank and swingline lender (the “Swingline Lender”) and as administrative agent, Banc of America Securities, LLC and Citicorp USA Inc., as joint lead arrangers, and Banc of America Securities, LLC as book manager.

The Credit Agreement provides the Borrowers with (i) a $140,000,000 term loan (which is subject to an increase of up to $10,000,000 (to $150,000,000 in the aggregate) upon an increase in lenders’ commitments) (the “Term Loan”), which matures on December 26, 2008, to finance, in part, the Bond Transaction and to discharge certain existing indebtedness; and (ii) a $225,000,000 revolving credit facility (which is subject to an increase of up to $75,000,000 (up to $300,000,000 in the aggregate) upon an increase in lenders’ commitments and subject to a step-down to $275,000,000 on March 30, 2007 as set forth in the Credit Agreement) (the “Credit Facility”), which matures on June 26, 2009 (subject to a six-month extension on conditions set forth in the Credit Agreement), to discharge certain existing indebtedness, to provide for the Borrowers’ ongoing working capital requirements and for general corporate purposes.

All or a portion of the Credit Facility and the Term Loan bear interest per annum at the Borrowers’ election at either:

•      the Base Rate (defined as the prime rate set by Bank of America, N.A.) plus a margin of .50% per annum; or

•      the LIBOR Rate (defined as the rate per annum comparable to that offered by the British Bankers Association LIBOR Rate for deposits in dollars as published by Reuters under conditions specified in the Credit Agreement), plus a margin of 3.00% per annum to and including March 30, 2009, and a margin of 2.75% from March 31, 2009 to the termination of the Credit Agreement.

As provided for in the Credit Agreement, each “Swingline Loan” (borrowings of up to $25,000,000 the Borrower may request under the Credit Facility)  shall bear interest at the Base Rate.

The Borrowers may prepay the Term Loan and the Credit Facility plus accrued interest, in whole or in part and without premium or penalty, subject to certain restrictions.  The Term Loan is also subject to mandatory prepayment under certain circumstances.

The lenders’ commitments with respect to the Term Loan expire and the Borrowers’ repayment obligations mature on December 26, 2008.  The outstanding principal amount of the Term Loan is required to be (i) reduced by $15,000,000 on or before March 31, 2008 from the maximum Term Loan principal balance permitted under the Credit Agreement, (ii) reduced by an additional $15,000,000 on or before June 30, 2008, (iii) reduced by an additional $45,000,000 on or before August 31, 2008, and (iv) reduced by an additional $25,000,000 on or before October 31, 2008.  The entire outstanding principal balance of the Term Loan, along with all interest thereon, will be due and payable on December 26, 2008.

The lenders’ commitments with respect to the Credit Facility expire and the Borrowers’ repayment obligations mature on June 26, 2009, subject to a six-month extension at the request of the Borrowers in accordance with certain provisions.  All outstanding Credit Facility loans become due and payable, along with applicable interest, on the maturity date of the Credit Facility, subject to Borrowers’ prepayment options.  The lenders’ commitments with respect to any Swingline Loans expire and the Borrowers’ repayment obligations mature on June 26, 2009.

The Credit Agreement is secured by unconditional guarantees executed by the Guarantors as well as the pledge of equity collateral consisting of the capital stock of the Guarantors, with exceptions, and certain entities affiliated with the Registrant.

The Credit Agreement contains representations and warranties and affirmative, negative and financial covenants that are customary for facilities of this type. The negative and financial covenants include, without limitation, certain limitations on the ability to: incur liens and certain indebtedness; consummate mergers, consolidate or sell assets; make certain loans, guarantees and investments; declare or pay dividends; and make certain purchases of stock on margin; and certain covenants also require the Company to maintain specific levels of net worth and other financial markers. The Credit Agreement also includes certain events of default customary for credit facilities of this type including, without limitation, failure to make payments when due, insolvency, judgments against certain entities which exceed $10,000,000 in the aggregate, breaches of representations and warranties, certain reportable events under the Employee Retirement Income Security Act of 1974, as amended, and indictment of certain entities of a federal crime, the punishment for which could include the forfeiture of assets.

The Credit Agreement is attached hereto as Exhibit 10.11 and is incorporated herein by reference.  The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of such agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 27, 2007, the Registrant closed the Bond Transaction. The information set forth under Item 1.01 above with respect to the Bond Transaction is hereby incorporated by reference into this Item 2.01. The Bond Transaction was funded using borrowings under the Credit Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Credit Agreement is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation under the Credit Agreement.

Item 9.01  Financial Statements and Exhibits.

(a) (b)     Financial statements of businesses acquired; pro forma financial information

The  unaudited pro forma  condensed  balance sheet of Registrant as of September 30, 2007 and the  unaudited pro forma condensed statements of operations of Registrant for the year ended December 31, 2006, and for the nine months ended September 30, 2007, giving effect to the  dispositions  of certain  investments  are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(c)           Exhibits.

Exhibit No.	Description

10.1

Bond Exchange Agreement, dated as of December 27, 2007, among Federal Home Loan Mortgage Corporation, Centerline 2007-1 EIT Securitization, LLC, Centerline 2007-1 SU Securitization, LLC and Centerline 2007-1 T Securitization, LLC.*

10.2	Reimbursement, Pledge and Security Agreement, dated as of December 27, 2007, between Federal Home Loan Mortgage Corporation and Centerline Sponsor 2007-2 Securitization, LLC.*
10.3

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M012.*

10.4

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M013.*

10.5

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M014.*

10.6	Limited Support Agreement, dated as of December 27, 2007, between Centerline Guarantor LLC and Federal Home Loan Mortgage Corporation.*
10.7	Limited Support Agreement, dated as of December 27, 2007, between Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.8	Stabilization Guaranty, Escrow and Security Agreement, dated as of December 27, 2007, between Centerline Stabilization 2007-1 Securitization, LLC and Federal Home Loan Mortgage Corporation.*
10.9	Stabilization Limited Support Agreement, dated as of December 27, 2007, between Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.10	Certificate Placement Agreement, dated as of December 27, 2007, among Morgan Stanley & Co., Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.11

Revolving Credit and Term Loan Agreement, dated as of December 27, 2007, by and among Centerline Holding Company, Centerline Capital Group Inc., the Guarantors listed on Schedule 1 thereto, the Lenders named therein, Bank of America, N.A. as agent, Bank of America, N.A., as issuing bank and swingline lender and as administrative agent, Banc of America Securities, LLC and Citicorp USA, Inc., as joint lead arrangers and Banc of America Securities, LLC as book manager.*

99.1

Unaudited pro forma condensed consolidated balance sheet of Centerline Holding Company as of September 30, 2007 and unaudited pro forma condensed consolidated statements of income of Centerline Holding Company for the year ended December 31, 2006, and for the nine months ended September 30, 2007.

*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerline Holding Company

January 3, 2008	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1

Bond Exchange Agreement, dated as of December 27, 2007, among Federal Home Loan Mortgage Corporation, Centerline 2007-1 EIT Securitization, LLC, Centerline 2007-1 SU Securitization, LLC and Centerline 2007-1 T Securitization, LLC.*

10.2	Reimbursement, Pledge and Security Agreement, dated as of December 27, 2007, between Federal Home Loan Mortgage Corporation and Centerline Sponsor 2007-2 Securitization, LLC.*
10.3

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M012.*

10.4

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M013.*

10.5

Series Certificate Agreement, dated as of December 27, 2007, by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as administrator, with respect to Freddie Mac Multifamily Variable Rate Certificates Series M014.*

10.6	Limited Support Agreement, dated as of December 27, 2007, between Centerline Guarantor LLC and Federal Home Loan Mortgage Corporation.*
10.7	Limited Support Agreement, dated as of December 27, 2007, between Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.8	Stabilization Guaranty, Escrow and Security Agreement, dated as of December 27, 2007, between Centerline Stabilization 2007-1 Securitization, LLC and Federal Home Loan Mortgage Corporation.*
10.9	Stabilization Limited Support Agreement, dated as of December 27, 2007, between Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.10	Certificate Placement Agreement, dated as of December 27, 2007, among Morgan Stanley & Co., Centerline Holding Company and Federal Home Loan Mortgage Corporation.*
10.11

Revolving Credit and Term Loan Agreement, dated as of December 27, 2007, by and among Centerline Holding Company, Centerline Capital Group Inc., the Guarantors listed on Schedule 1 thereto, the Lenders named therein, Bank of America, N.A. as agent, Bank of America, N.A., as issuing bank and swingline lender and as administrative agent, Banc of America Securities, LLC and Citicorp USA, Inc., as joint lead arrangers and Banc of America Securities, LLC as book manager.*

99.1

Unaudited pro forma condensed consolidated balance sheet of Centerline Holding Company as of September 30, 2007 and unaudited pro forma condensed consolidated statements of income of Centerline Holding Company for the year ended December 31, 2006, and for the nine months ended September 30, 2007.

*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally copies of any of the omitted schedules and exhibits to the SEC upon request.